ACQUISITION	12 Months Ended
Dec. 31, 2020
Business Combinations1 [Abstract]
ACQUISITION	ACQUISITION
On December 16, 2019, Pembina acquired all of the issued and outstanding shares of Kinder Morgan Canada Limited ("Kinder Morgan Canada") by way of a plan of arrangement and the U.S. portion of the Cochin Pipeline system (collectively, the "Kinder Acquisition") for total consideration of $4.3 billion.
During the year ended December 31, 2020, Pembina continued to obtain and verify information required to determine the fair value of certain assets and liabilities and the amount of deferred income taxes arising on their recognition. Pembina adjusted the purchase price allocation to reflect updated assumptions for the identification and classification of leases and the verification of information supporting the valuation of certain assets, provisions and liabilities.
The purchase price allocation is based on assessed fair values, including adjustments determined during the year ended December 31, 2020 is as follows:

As at December 16, 2019
($ millions)	Previously Reported	Adjustments	Restated
Purchase price consideration
Common shares	1,710	—	1,710
Cash (net of cash acquired)	2,009	—	2,009
Preferred shares	536	—	536
	4,255	—	4,255

Current assets	68	2	70
Property, plant and equipment	2,660	(41)	2,619
Intangible assets	1,254	—	1,254
Right-of-use assets	348	(92)	256
Finance lease receivable	—	116	116
Goodwill	809	15	824
Other assets	9	—	9
Current liabilities	(124)	8	(116)
Deferred tax liabilities	(281)	(8)	(289)
Decommissioning provision	(74)	—	(74)
Lease liability	(348)	—	(348)
Other liabilities	(66)	—	(66)
	4,255	—	4,255